BTS TACTICAL FIXED INCOME FUND

Class A Shares: BTFAX

Class C Shares: BTFCX

Class R Shares: BTFRX

a series of NORTHERN LIGHTS FUND TRUST

Supplement dated June 26, 2015
to the Prospectus dated April 30, 2015

 ______________________________________________________________________

Effective immediately, the following disclosure has been added to the Fund’s Class I prospectus under the section titled “How To Purchase Shares”:

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Fund’s discretion to accept or reject the exchange. Class A shareholders who purchased $5,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $5,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. An exchange between share classes within the Fund is not treated as a redemption or sale for federal income tax purposes and therefore, is not a taxable event.

_________________________________

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated April 30, 2015. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-BTS-9820.

Please retain this Supplement for future reference.